AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of February 1, 2010, is entered into by and among (1) VALUECLICK, INC., a Delaware corporation (the “Borrower”); (2) the Lenders (as defined in the Credit Agreement referred to below) party hereto; and (3) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer and Swing Line Lender, with respect to the following:

A. The Borrower, the Administrative Agent and the Lenders have previously entered into that certain Credit Agreement, dated as of November 14, 2008 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of November 13, 2009, and as in effect prior to the date hereof, the “Existing Credit Agreement” and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, including, but not limited to, by this Amendment, the “Credit Agreement”). Capitalized terms are used in this Amendment as defined in the Credit Agreement, unless otherwise defined herein.

B. The Borrower has requested certain amendments to the Existing Credit Agreement and the Administrative Agent and the Lenders party hereto have agreed to so amend the Existing Credit Agreement on the terms and subject to the conditions set forth in this Amendment.

C. Wells Fargo Securities, LLC is being given the title of sole lead arranger in connection with this Amendment and the Credit Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Required Lender Amendments. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 3 below:

(a) Administrative Agent’s Fee Letter. The definition of “Administrative Agent’s Fee Letter” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Administrative Agent’s Fee Letter” shall mean (a) the letter agreement dated as of September 23, 2008 among the Borrower and the Administrative Agent regarding certain fees payable by the Borrower to the Administrative Agent as expressly indicated therein and (b) any other fee letter, engagement letter, mandate letter or commitment letter executed by the Borrower and the Administrative Agent and/or the Lead Arranger in connection with this Agreement after the Closing Date.

(b) Lead Arranger. The definition of “Lead Arranger” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Lead Arranger” shall mean Wells Fargo Securities, LLC, in its capacity as sole lead arranger in connection with this Agreement. Except as expressly set forth in Sections 8.02 and 8.03, the capacity of the Lead Arranger is titular in nature, and the Lead Arranger shall have no special rights or obligations over those of a Lender by reason thereof.

(c) Pricing Grid – Commitment Fee. The chart in the definition of “Pricing Grid” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: “

Pricing Grid
		Applicable Margin	Applicable Margin	Commitment Fee
Tier	Total Leverage Ratio	for LIBOR Loans	for Base Rate Loans	Percentage
1	> 1.50	2.25%	1.25%	0.50%

2	> 1.00 < 1.50	2.00%	1.00%	0.45%

3	> 0.50 < 1.00	1.75%	0.75%	0.40%

4	< 0.50	1.50%	0.50%	0.35%

(d) Asset Dispositions. Section 5.02(c)(vi) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(vi) (A) Sales or other dispositions of assets and property by the Loan Parties to other Persons (other than other Loan Parties) not otherwise permitted under this Section 5.02(c); provided that (i) at the time of such sale or other disposition (other than any such sale or other disposition made pursuant to a legally binding commitment entered into at a time when no Default exists), no Default shall exist or would result from such sale or other disposition, and (ii) all sales and other dispositions under this Section 5.02(c)(vi)(A) shall not exceed $10,000,000 in the aggregate during the term of this Agreement, (B) the sale by the Borrower to Front Street Marketing, Inc., a Pennsylvania corporation (“Front Street”) of the Equity Securities of Web Marketing Holdings, LLC and Web Clients, LLC (and all current subsidiaries of Web Clients, LLC listed on Schedule 5.02(c), including I-Deal Direct Interactive, LLC) (collectively, the “Lead Gen Assets”) on or about February 1, 2010 for an aggregate purchase price of not less than $45,000,000 (which purchase price may be paid entirely in the form of a promissory note (the “Lead Gen Seller Note”) so long as (x) such promissory note provides for principal payments to be made based on a 10 year straight-line amortization schedule for not greater than 5 years and is due and payable in full at the end of such 5 year period (y) the Borrower is granted a security interest in substantially all assets of Front Street (including, without limitation the Equity Securities of Web Marketing Holdings, LLC) to secure Front Street’s obligations under such promissory note (and the Borrower promptly (1) files UCC-1 financing statements to perfect such security interest, (2) assigns all such UCC-1 financing statements in clause (1) to the Administrative Agent, (3) delivers the Lead Gen Seller Note to the Administrative Agent along with a corresponding allonge in form and substance satisfactory to the Administrative Agent and (4) takes such other actions as may be reasonably requested by the Administrative Agent with respect thereto in order to perfect Administrative Agent’s security interest therein (and, for the avoidance of doubt, the Borrower hereby acknowledges and agrees that all of its rights, title and interest in, to and under all Liens and collateral granted to it in connection with the sale of the Lead Gen Assets constitute Collateral under the Security Documents)) and (C) notwithstanding any contrary provision of this Agreement or any other Loan Document, the Borrower may dissolve and/or liquidate Hi Speed Media, Inc, a California corporation; and”

(e) Section 5.02(e)(ii). Section 5.02(e)(ii) of the Existing Credit Agreement is hereby amended by replacing “date of this Agreement;” with “date of this Agreement and, from and after February 1, 2010, the Lead Gen Seller Note;”

(f) Minimum EBITDA. Section 5.03(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Minimum EBITDA. The Borrower shall not permit, as of the last day of any fiscal quarter, the EBITDA of the Loan Parties on a consolidated basis for the twelve (12) month period ending thereon, to be less than the amount set opposite the applicable date below:

Date	EBITDA

December 31, 2008	$130,000,000
March 31, 2009	$130,000,000
June 30, 2009	$130,000,000
September 30, 2009	$130,000,000
December 31, 2009	$130,000,000
March 31, 2010 and each fiscal quarter end thereafter	$100,000,000

(g) Expenses. Section 8.02 of the Existing Credit Agreement is hereby amended by (1) replacing the phrase “incurred by the Administrative Agent” with the phrase “incurred by the Administrative Agent and the Lead Arranger” and (2) replacing the phrase “reasonable fees and expenses of the Administrative Agent” with “reasonable fees and expenses of the Administrative Agent and the Lead Arranger”.

(h) Indemnification. Section 8.03 of the Existing Credit Agreement is hereby amended by (1) replacing each reference to “Administrative Agent” with “Administrative Agent, the Lead Arranger” and (2) replacing “Administrative Agent’s” with “Administrative Agent’s, the Lead Arranger’s”.

(i) Lead Arranger/Amendments. Article VIII of the Existing Credit Agreement is hereby amended by adding a new Section 8.19 thereto as follows:

“8.19 Lead Arranger/Amendments. Any amendment, waiver or consent which affects the rights of the Lead Arranger under Section 8.02 or Section 8.03 or this Section 8.19 must be in writing and signed by the Lead Arranger.”

(j) Compliance Certificate. Exhibit H (Compliance Certificate) to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit H-1 attached hereto.

(k) Partial Release. Upon the consummation of the sale of the Lead Gen Assets in compliance with Section 5.02(c)(vi)(B) of the Credit Agreement (as amended above), (i) the Liens created under the Credit Documents on the Lead Gen Assets and the assets of Web Clients, LLC, Web Marketing Holdings, LLC and I-Deal Direct Interactive, LLC shall be deemed released (for the avoidance of doubt, the Liens on the proceeds of such sale are not being released and shall continue), (ii) Web Marketing Holdings, LLC, Web Clients, LLC and I-Deal Direct Interactive, LLC shall be deemed released from the Guaranty, and (iii) the Administrative Agent shall take such steps as the Borrower may reasonably request to effect and evidence such release of such Liens and such release from the Guaranty.

2. All Lender Amendments. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 4 below:

(a) Permitted Acquisition and Stock Repurchase Maximum Amount.

(i) The definition of “Permitted Acquisition and Stock Repurchase Maximum Amount” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Permitted Acquisition and Stock Repurchase Maximum Amount” shall mean $200,000,000.

(ii) The Borrower acknowledges and agrees that any Permitted Acquisitions and Permitted Stock Repurchases consummated from and after the Closing Date count as usage of the Permitted Acquisition and Stock Repurchase Maximum Amount.

(b) Section 5.02(d)(ii)(L). Section 5.02(d)(ii)(L) of the Existing Credit Agreement is hereby amended by deleting “the Permitted Acquisition and Stock Repurchase Maximum Amount as of the date of such acquisition” and substituting “the Permitted Acquisition and Stock Repurchase Maximum Amount” in lieu thereof.

(c) Section 5.02(f)(ii). Section 5.02(f)(ii) of the Existing Credit Agreement is hereby amended by deleting “the Permitted Acquisition and Stock Repurchase Maximum Amount as of such date” and substituting “the Permitted Acquisition and Stock Repurchase Maximum Amount; provided that, from and after February 1, 2010, in no event shall the aggregate amount of consideration paid or payable in cash or other property in respect of all such repurchases exceed $125,000,000 in the aggregate” in lieu thereof.

(d) Compliance Certificate. Exhibit H-2 (Compliance Certificate) to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit H-2 attached hereto.

3. Conditions Precedent to the Effectiveness of Initial Amendments. The effectiveness of the provisions of Section 1 of this Amendment is conditioned upon, and such provisions shall not be effective until, satisfaction of the following conditions (the first date on which all of the following conditions have been satisfied being referred to herein as the “Initial Amendment Effective Date”):

(a) The Administrative Agent shall have received, on behalf of the Lenders, this Amendment, duly executed and delivered by the Borrower, the Administrative Agent, the Required Lenders and the Guarantors.

(b) No Default or Event of Default shall have occurred and be continuing as of the Initial Amendment Effective Date.

(c) The representations and warranties set forth in this Amendment shall be true and correct as of the Initial Amendment Effective Date.

(d) The Borrower shall have paid all fees and expenses payable to the Administrative Agent and the Lenders to be paid on or prior to the Initial Amendment Effective Date (including all fees and expenses of counsel to the Administrative Agent).

4. Conditions Precedent to the Effectiveness of Secondary Amendments. The effectiveness of the provisions of Section 2 of this Amendment is conditioned upon, and such provisions shall not be effective until, satisfaction of the following conditions (the first date on which all of the following conditions have been satisfied being referred to herein as the “Secondary Amendment Effective Date”):

(a) The Administrative Agent shall have received, on behalf of the Lenders, this Amendment, duly executed and delivered by the Borrower, the Administrative Agent, the Lenders and the Guarantors on or prior to 5:00 p.m. PST on February 5, 2010.

(b) No Default or Event of Default shall have occurred and be continuing as of the Secondary Amendment Effective Date.

(c) The representations and warranties set forth in this Amendment shall be true and correct as of the Secondary Amendment Effective Date.

(d) The Borrower shall have paid all fees and expenses payable to the Administrative Agent and the Lenders to be paid on or prior to the Secondary Amendment Effective Date (including all fees and expenses of counsel to the Administrative Agent).

5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, the Borrower represents and warrants to the Administrative Agent and each Lender as follows:

(a) Authorization of Agreements. The execution and delivery of this Amendment by the Borrower and the Guarantors and the performance by the Borrower of the Existing Credit Agreement as amended by this Amendment (hereafter referred to as the “Amended Credit Agreement”) (i) are within the power of the Borrower and the Guarantors and (ii) have been duly authorized by all necessary corporate or company actions on the part of the Borrower and the Guarantors.

(b) Enforceability. Each of this Amendment and the Amended Credit Agreement has been duly executed and delivered by the Borrower and the Amendment has been duly executed and delivered by the Guarantors and, in each case, constitutes a legal, valid and binding obligation of the Borrower and the Guarantors (as applicable), enforceable against the Borrower and the Guarantors (as applicable) in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(c) Non-Contravention. The execution and delivery by the Borrower and the Guarantors of this Amendment and the performance by the Guarantors of this Amendment and the performance by the Borrower of each of this Amendment and the Amended Credit Agreement do not (i) violate any Requirement of Law applicable to any Loan Party; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of any Loan Party; (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of any Loan Party (except for Permitted Liens) or (iv) violate any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority to which it is subject, in each case except where such breach or violation could not reasonably be expected to result in a Material Adverse Effect.

(d) Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by the Borrower or the Guarantors of this Amendment.

(e) Representations and Warranties in the Credit Agreement. The Borrower confirms that as of the Initial Amendment Effective Date and the Secondary Amendment Effective Date and after giving effect to this Amendment, (i) the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and (ii) no Default or Event of Default has occurred and is continuing.

6. Miscellaneous.

(a) Reference to and Effect on the Existing Credit Agreement and the other Credit Documents.

(i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrower in all respects.

(ii) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Existing Credit Agreement or any of the other Credit Documents.

(iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

(iv) If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement or any other Credit Document, the terms and provisions of this Amendment shall govern.

(b) Expenses. The Borrower acknowledges that all costs and expenses of the Administrative Agent incurred in connection with this Amendment will be paid by the Borrower in accordance with Section 8.02 of the Existing Credit Agreement.

(c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Transmission by telecopier (or by email of a PDF or similar electronic image file) of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

(e) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules other than Section 5-1401 of the General Obligations Law of the State of New York.

7. Credit Documents. This Amendment is a Credit Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Credit Documents are applicable hereto and incorporated herein by this reference.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

VALUECLICK, INC.,
a Delaware corporation

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as

Administrative Agent, L/C Issuer, Swing Line Lender and a Lender

By:
Name:
Title:

BANK OF THE WEST

By:
Name:
Title:

UNION BANK, N.A.

By:
Name:
Title:

Each of the undersigned hereby acknowledges and consents to the foregoing Amendment and confirms and agrees that the Guaranty executed by it (including via joinder or supplement) in connection with the Credit Agreement remains in full force and effect in accordance with its terms and is hereby reaffirmed and ratified by each of the undersigned, and each of the undersigned hereby confirms that the representations and warranties contained in each such Guaranty (including any incorporated by reference to the Credit Agreement) are (before and after giving effect to this Amendment) true and correct in all material respects.

HI-SPEED MEDIA, INC.,

a California corporation

By:
Name:
Title:

WEB MARKETING HOLDINGS, LLC,

a Delaware limited liability company

By:
Name:
Title:

WEB CLIENTS, LLC

a Delaware limited liability company

By:
Name:
Title:

I-DEAL DIRECT INTERACTIVE, LLC,

a Pennsylvania limited liability company

By:
Name:
Title:

MEZI MEDIA, INC.

a California corporation

By:
Name:
Title:

SEARCH123.COM INC.

a California corporation

By:
Name:
Title:

MEDIAPLEX, INC.

a Delaware corporation

By:
Name:
Title:

BE FREE, INC.

a Delaware corporation

By:
Name:
Title:

COMMISSION JUNCTION, INC.

a Delaware corporation

By:
Name:
Title: